UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On February 18, 2010, Registrant issued a press release announcing Bart Johnson as a new director elected to the Board of Directors. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99	Press Release dated February 18, 2010 announcing the election of a new director to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: February 18, 2010	By:	/s/ Jeffrey T. Benton
Jeffrey T. Benton President and CEO

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press Release dated February 18, 2010 announcing the election of a new director to the Board of Directors.

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